UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2019

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36615	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN		55402
(Address of principal executive offices)		(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

On April 15, 2019, Jon R. Sabes, the Company’s Chief Executive Officer and a director, and Steven F. Sabes, a director of the Company, entered into a Purchase and Contribution Agreement (the “Purchase Agreement”) with, among others, The Beneficient Company Group, L.P., a Delaware limited partnership (“Beneficient”). Pursuant to the Purchase Agreement, Messrs. Jon and Steven Sabes have agreed to sell and transfer all of the shares of the Company’s common stock held directly and indirectly by them and their immediate family members (approximately 12% of the Company’s outstanding common stock in the aggregate). A description of the Purchase Agreement was disclosed in the Company’s Current Report on Form 8-K previously filed with the Securities and Exchange Commission of April 16, 2019.

As contemplated by the Purchase Agreement, the Company entered into performance share unit agreements (each a “PSU Agreement”) with certain employees of the Company pursuant to which such employees will receive a bonus under certain terms and conditions, including, among others, that such employees remain employed by the Company or one of its subsidiaries (or, if no longer employed, such employment was terminated by the Company other than for cause, as such term is defined in the PSU Agreement) for a period of 120 days following the closing of the transactions contemplated by the Purchase Agreement. The Company’s PSU Agreement with Bill Acheson, the Company’s Chief Financial Officer, was entered into on April 22, 2019 and provides for a target award grant of 125,000 performance share units, which equates to a retention bonus amount of $1,500,000.

The description of the form of PSU Agreement set forth in this Item 5.02 is not complete and is qualified in its entirety by reference to the full text of the form of PSU Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
10.1	Form of PSU Agreement (incorporated by reference to Exhibit 10.1 to Current Report on Form 8-K filed by the Company on April 16, 2019).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: April 26, 2019	By:	/s/ William Acheson
William Acheson Chief Financial Officer

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